THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

PRUDENTIAL VARIABLE CONTRACT ACCOUNT - 10 (VCA 10)
PRUDENTIAL VARIABLE CONTRACT ACCOUNT - 11 (VCA 11)
PRUDENTIAL VARIABLE CONTRACT ACCOUNT - 24 (VCA 24)

The Medley Program
Supplement to Prospectus Dated January 6, 2023

Supplement dated March 29, 2023

This Supplement should be read and retained with the current Prospectus for your Annuity. This Supplement is intended to update certain information in the Prospectus for insurance products issued by The Prudential Insurance Company of America. If you would like another copy of the current Prospectus, please call 1-877-778-2100.

We are issuing this supplement to update the current expenses and subadviser information associated with the PSF Global Portfolio, an underlying fund of VCA 24 in The Medley Program. Effective July 1, 2022, the fee associated with the PSF Global Portfolio decreased to 0.73%.

PROSPECTUS CHANGES

1.Under “Important Information You Should Consider About the Contracts”

In the “Ongoing Fees and Expenses (annual charges)” section of the “Fees and Expenses” table, we are replacing the VCA 24 Annual Fee chart with the following:

VCA 24
Annual Fee	Minimum	Maximum
Base Contract *, **	0.20%	0.75%
Investment options (Portfolio fees and expenses)***	0.29%	0.73%

* As a percentage of average account value.
** “Base Contract” consists of the administrative expenses fee (0.75% for Class I, 0.25% for Class II, and 0.20%
for Class III) and the annual account charge of up to $30 (which rounds to less than 0.01%).

*** “Investment options” denotes expenses that are deducted from Portfolio assets, including investment management fees and other expenses.

2.Under “FEE TABLE”

We are replacing the table entitled "VCA 24 - Annual Series Fund Portfolio Expenses" with the following:

2023-PROSUPP-12-MEDLEY

VCA 24 - Annual Series Fund Portfolio Expenses	Minimum	Maximum
(expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.29%	0.73%
3. Under “APPENDIX A - PORTFOLIOS AVAILABLE UNDER THE CONTRACT”

In the appendix of portfolios currently available for investment through the VCA 24 Contract, the row containing information for the PSF Global Portfolio is updated to reflect the following (all other portfolio information in the appendix remains unchanged):

Investment Objective	Portfolio Name and Adviser/Subadviser	Current Expenses (Class I)	Average Annual Total Returns (as of 12/31/21) (Class I)
			1 year	5 year	10 year
Long-term growth of capital.	PSF Global Portfolio • Adviser: PGIM Investments LLC • Subadviser: PGIM Quantitative Solutions LLC; William Blair Investment Management, LLC; LSV Asset Management; Massachusetts Financial Services Company; T. Rowe Price Associates, Inc.	0.73%	18.23%	15.62%	13.06%

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
2023-PROSUPP-12-MEDLEY